Exhibit 99.4
Berkadia Commercial Mortgage LLC
Report on Compliance with Minimum
Master Servicing Standards
As of and for the Year Ended December 31, 2009

Management’s Assertion Concerning Compliance
With Minimum Master Servicing Standards
February 26, 2010
As of and for the year ended December 31, 2009, Berkadia Commercial Mortgage LLC (“Berkadia”) the operations of which were previously part of Capmark Finance Inc. (“Capmark Finance”), has complied in all material respects, with the minimum master servicing standards set forth in the Master Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers. For the purposes of our assertion, our compliance with the Master Servicing Policy as of and for the year ended December 31, 2009 comprehends compliance of Berkadia as of December 31, 2009 and for the period from December 11, 2009 through December 31, 2009, and Capmark Finance Inc. for the period from January 1, 2009 through December 10, 2009. Collectively for those periods, Berkadia and Capmark Finance are referred to herein as “the Company.” A listing of transactions associated with master servicing responsibility is listed in Exhibit II.
As of December 31, 2009, Berkadia was covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Joseph A. Funk
Executive Vice President & Chief Financial Officer Berkadia Commercial Mortgage LLC

Richard Joe
Executive Vice President Berkadia Commercial Mortgage LLC

Exhibit I
Berkadia Commercial Mortgage, LLC
Minimum Master Servicing Policy
I.	CUSTODIAL BANK ACCOUNTS
1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:
•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.
2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Tax and insurance escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.
II.	MORTGAGE PAYMENTS
1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

Exhibit I
2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.
III.	DISBURSEMENTS
1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.
IV.	INVESTOR ACCOUNTING AND REPORTING
1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.
V.	INSURANCE POLICIES
1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.
VI.	MONITORING OF SUBSERVICER COMPLIANCE
1.	Within 120 days of calendar year end or subservicer’s year end, the subservicer’s management assertions about compliance with minimum servicing standards, which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers, and the Independent Auditors Report on management’s assertions shall be reviewed, and if material exceptions are found, appropriate corrective action will be taken.

2.	An annual certification from each subservicer stating that the subservicer is in compliance with its subservicing agreement shall be obtained for the previous calendar year.

Exhibit II
Berkadia Commercial Mortgage, LLC
Transactions Associated with Master Servicing
Responsibilities
ACMF I, SERIES 1997-C1
ANGLO IRISH BANK CORP PLC-2008
ASC, SERIES 1996-D3
ASC, SERIES 1997-D4
ATHERTON, SERIES 1997-1
ATHERTON, SERIES 1998-A
ATHERTON, SERIES 1999-A
BACM, SERIES 2001-1
BANK OF AMERICA, SERIES 2002-X1
BKB, SERIES 1997-C1
CALSTRS, SERIES 2002-C6
CAPCO, SERIES 1998-D7
CAPMARK VII, LTD
CDC, SERIES 2002-FX1
CGCMS, SERIES 2005-EMG
CGCMT, SERIES 2004-FL1
CHASE, SERIES 1997-1
CHASE, SERIES 1997-2
CHASE, SERIES 1998-2
CHASE, SERIES 2001-FL1
CHASE-FIRST UNION, SERIES 1999-1
CITICORP, SERIES 1999-1
COMM, SERIES 2001-J2
COMM, SERIES 2003- LNB1
COMM, SERIES 2004-LNB2
COMM, SERIES 2004-LNB4
COMM, SERIES 2005-C6
COMM, SERIES 2005-FL11
COMM, SERIES 2006-FL12
CSFB SERIES 2005-C1
CSFB, SERIES 1995-M1
CSFB, SERIES 1997-PS1
CSFB, SERIES 1998-PS2
CSFB, SERIES 1999-PS3
CSFB, SERIES 2000-C1

Exhibit II
Berkadia Commercial Mortgage, LLC
Transactions Associated with Master Servicing
Responsibilities
CSFB, SERIES 2000-PS4
CSFB, SERIES 2001-CF2
CSFB, SERIES 2001-SPG1
CSFB, SERIES 2005-C5
DLJ, SERIES 1996-CF1
DLJ, SERIES 1997-CF1
ED I
ED II
EMAC, SERIES 1998-1
EMAC, SERIES 1999-1
EMAC, SERIES 2000-1
FMAC, SERIES 1993-B
FMAC, SERIES 1994-A
FMAC, SERIES 1995-B
FMAC, SERIES 1996-B
FMAC, SERIES 1997-A
FMAC, SERIES 1997-B
FMAC, SERIES 1997-C
FMAC, SERIES 1998-A
FMAC, SERIES 1998-B
FMAC, SERIES 1998-C
FMAC, SERIES 1998-D
FMAC, SERIES 2000-A
FMHA
FOREST CITY, SERIES 1994-1
FREEHOLD RACEWAY MALL, SERIES 2001-FRM
G3 STRATEGIC INV. LP, SERIES 2002-WL1
GCCF, SERIES 2005-GG3
GE CMC, SERIES 2004-C1
GFCM, SERIES 2003-1
GMACCM, SERIES 1997-C1
GMACCM, SERIES 1997-C2
GMACCM, SERIES 1998-C1
GMACCM, SERIES 1998-C2

Exhibit II
Berkadia Commercial Mortgage, LLC
Transactions Associated with Master Servicing
Responsibilities
GMACCM, SERIES 1999-C1
GMACCM, SERIES 1999-C2
GMACCM, SERIES 1999-C3
GMACCM, SERIES 1999-CTL1
GMACCM, SERIES 2000-C1
GMACCM, SERIES 2000-C2
GMACCM, SERIES 2000-C3
GMACCM, SERIES 2001-C1
GMACCM, SERIES 2001-C2
GMACCM, SERIES 2002-C1
GMACCM, SERIES 2002-C2
GMACCM, SERIES 2002-C3
GMACCM, SERIES 2003-C1
GMACCM, SERIES 2003-C2
GMACCM, SERIES 2003-C3
GMACCM, SERIES 2004-C1
GMACCM, SERIES 2004-C2
GMACCM, SERIES 2004-C3
GMACCM, SERIES 2005-C1
G-MAX, SERIES 2002-FX-1
GREENWICH, SERIES 2004-GG1
GSMC II, SERIES 2005-GG4
GSMSC II, SERIES 1997-GLI
GSMSC II, SERIES 1998-C1
GSMSC II, SERIES 1998-GLII
GSMSC II, SERIES 1999-C1
GSMSC II, SERIES 2001-1285
GSMSC II, SERIES 2001-GL3
GSMSC II, SERIES 2001-ROCK
GSMSC II, SERIES 2003-C1
GSMSC II, SERIES 2004-C1
HUD
JP MORGAN, SERIES 2002-C3
JP MORGAN, SERIES 2005-LDP5
JPMC SERIES 2004-CICBC10

Exhibit II
Berkadia Commercial Mortgage, LLC
Transactions Associated with Master Servicing
Responsibilities
JPMC, SERIES 2001-A
JPMC, SERIES 2001-CIBC1
JPMC, SERIES 2004-C1
JPMC, SERIES 2004-C2
JPMC, SERIES 2004-CIBC8
JPMC, SERIES 2004-CIBC9
JPMC, SERIES 2004-LN2
JPMC, SERIES 2005-CIBC11
JPMC, SERIES 2005-CIBC12
JPMC, SERIES 2005-LDP3
JPMC, SERIES 2005-LDP4
JPMC, SERIES 2007-FL1
JPMCC, SERIES 2006-FL2
LASALLE, SERIES 2005-MF1
LASALLE, SERIES 2006 MF2
LASALLE, SERIES 2006-MF3
LEHMAN, SERIES 1995-C2
LEHMAN, SERIES 1996-C2
LEHMAN, SERIES 1998-C1
LLL, SERIES 1997-LL1
MCF, SERIES 1996-MC1
MCF, SERIES 1998-MC1
MCF, SERIES 1998-MC3
MERRILL SERIES 1996-C1
MERRILL, SERIES 1997-C1
MERRILL, SERIES 1998-C1-CTL
MLMT, SERIES 2005-LC1
MORGAN, SERIES 1997-C1

Exhibit II
Berkadia Commercial Mortgage, LLC
Transactions Associated with Master Servicing
Responsibilities
MORGAN, SERIES 1998-CF1
MORGAN, SERIES 1998-HF1
MORGAN, SERIES 1998-HF2
MORGAN, SERIES 1999-RM1
MORGAN, SERIES 2002-HQ
MSCI, SERIES 2003-IQ5
MSCI, SERIES 2007-IQ13
MSDW CAPITAL I TRUST, SERIES 2002-IQ3
MSDW, SERIES 1997-HF1
MSDW, SERIES 1999-FNV1
MSDW, SERIES 2001-IQ
MSDW, SERIES 2001-PPM
MSDW, SERIES 2002-IQ2
MSDW, SERIES 2002-WM
MSDW, SERIES 2003-IQ4
MSDW, SERIES 2005-IQ10
NATIONS LINK, SERIES 1996-1
NOMURA MEGADEAL, SERIES 1995-MD IV
NOMURA MEGADEAL, SERIES 1996-MD V
NOMURA, SERIES 1996-MDVI
NOMURA, SERIES 1998-D6
PRUDENTIAL SEC CREDIT CORP.
SALOMON, SERIES 1999-C1
SALOMON, SERIES 2000-C1
SOVEREIGN, SERIES 2007-C1
TW HOTEL FUNDING, SERIES 2005-LUX
UBS, SERIES 2007-FL1
U-HAUL, SERIES 1993-1
USGI, INC

Berkadia Commercial Mortgage LLC
Report on Compliance with Minimum
Special Servicing Standards
As of and for the Year Ended December 31, 2009

Management’s Assertion Concerning Compliance
With Minimum Special Servicing Standards
February 26, 2010
As of and for the year ended December 31, 2009, Berkadia Commercial Mortgage LLC (“Berkadia”) the operations of which were previously part of Capmark Finance Inc. (“Capmark Finance”), has complied in all material respects, with the minimum special servicing standards set forth in the Special Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers. For the purposes of our assertion, our compliance with the Special Servicing Policy as of and for the year ended December 31, 2009 comprehends compliance of Berkadia as of December 31, 2009 and for the period from December 11, 2009 through December 31, 2009, and Capmark Finance Inc. for the period from January 1, 2009 through December 10, 2009. Collectively for those periods, Berkadia and Capmark Finance are referred to herein as “the Company.” A listing of transactions associated with special servicing responsibility is listed in Exhibit II.
As of December 31, 2009, Berkadia was covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Joseph A. Funk
Executive Vice President & Chief Financial Officer Berkadia Commercial Mortgage LLC

Michael Carp
Executive Vice President Berkadia Commercial Mortgage LLC

Exhibit I
Berkadia Commercial Mortgage LLC
Special Servicing Policy
I. Recordkeeping
Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor.
II. Insurance
A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

Exhibit II
Berkadia Commercial Mortgage LLC
Transactions Associated with Special Servicing
Responsibilities
Amresco Commercial Mortgage Funding I Corp, Series 1997-Cl
Anglo Irish Bank PLC 2008
Artesia Mortgage CMBS, Series 1998-Cl
Asset Securitization Corporation Series, 1996-MD6
Atherton Franchise 1998-A
Bank Of America Commercial Mortgage, Series 2000-1
Bank Of America Structured Securities, Series 2002-Xl
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-Cl
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF1
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-Top2
Bear Stearns Commercial Mortgage Securities Inc., Series 2001 -Top4
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-Top6
Bear Stearns Commercial Mortgage Securities Inc., Series 2003-PWR2
Capmark VI LTD
Capmark VII LTD
CDC Commercial Mortgage Trust, Series 2002-FX1
Chase Commercial Mortgage Securities Corp., Series 2000-2
Chase Commercial Mortgage Securities Corp, Series 1997-1
Chase Commercial Mortgage Securities Corp., Series 1998-2
Citigroup Commercial Mortgage Securities Inc., Series 2004-FL1
Citigroup Commercial Mortgage Securities Inc., Series 2005-EMG
Column Canada Issuer Corp., Series 2002-CCL1
COMM Commercial Mortgage, Series COMM 2005-C6
Commercial Capital Access One (DYNEX) , Series 2
Commercial Capital Access One (DYNEX) , Series 3
Commercial Mortgage Origination Company of Canada , Solar 2002-1
Commercial Mortgage Origination Company of Canada , Solar Solar 2004-CF2
Credit Suisse Commercial Mortgage Trust, Series 2006-Cl
Credit Suisse First Boston Mortgage Securities Corp., 1997-PSl
Credit Suisse First Boston Mortgage Securities Corp., Series 1999-PS3
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-SPG1
Credit Suisse First Boston Mortgage Securities Corp., Series 1998-PS2
Credit Suisse First Boston Mortgage Securities Corp., Series 2000-PS4
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CF2
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5
Credit Suisse First Boston Mortgage Securities Corp., Series 2007-C5
Crest G-Star 200l-l CDO (GIA 2001-A)
Deutsche Mortgage & Asset Receiving Corp., Series COMM 2001-J2
Dillon Reed 1993-Kl
Dillon Reed 1994-Kl
Dillon Reed 1994-K2

Exhibit II
Berkadia Commercial Mortgage LLC
Transactions Associated with Special Servicing
Responsibilities
DLJ Commercial Mortgage Corp. Series 1998-CF1
DLJ Commercial Mortgage Corp. Series 1999-CG3
Forest City 1994-1
G3 Strategic Investments, LP Series 2002-WL1
GE Capital Commercial Mortgage Corp., Series 2000-1
GE Capital Commercial Mortgage Corp., Series 2003-Cl
GFCM, Commercial Mortgage, Series 2003-1
GMAC Commercial Holding Capital Markets, Corp., Series GMAC 2002-FX1
GMAC Commercial Mortgage Securities, Series 1997-Cl
GMAC Commercial Mortgage Securities, Series 1997-C2
GMAC Commercial Mortgage Securities, Series 1998-Cl
GMAC Commercial Mortgage Securities, Series 1998-C2
GMAC Commercial Mortgage Securities, Series 1999-Cl
GMAC Commercial Mortgage Securities, Series 1999-C2
GMAC Commercial Mortgage Securities, Series 1999-C3
GMAC Commercial Mortgage Securities, Series 1999-CTL1
GMAC Commercial Mortgage Securities, Series 2000-Cl
GMAC Commercial Mortgage Securities, Series 2000-C2
GMAC Commercial Mortgage Securities, Series 2000-C3
GMAC Commercial Mortgage Securities, Series 2001-Cl
GMAC Commercial Mortgage Securities, Series 2001-C2
GMAC Commercial Mortgage Securities, Series 2002-Cl
GMAC Commercial Mortgage Securities, Series 2002-C3
GMAC Commercial Mortgage Securities, Series 2003-Cl
Greenwich Capital Commercial Funding Corp. Series GCCFC 2003-Cl
Goldman Sachs Mortgage Securities Corp. II, Series 1997-GL1
Goldman Sachs Securities Corp. II, Series 1998-Cl
Goldman Sachs Mortgage Securities Corp. II, Series 1998-GL2
Goldman Sachs Mortgage Securities Corp. II, Series 2001-1285
Goldman Sachs Mortgage Securities Corp. II, Series 2001-GL III
Goldman Sachs Mortgage Securities Corp. II, Series 2001-Rock
JP Morgan Chase Commercial Mortgage Securities Trust , Series 2007
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-A
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5
LaSalle Commercial Mortgage Securities, Series 2005-MF1
LB Commercial Mortgage Trust, Series 1998-Cl
LB Commercial Mortgage Trust, Series 1999-Cl
LB/UBS (SASCO) 2001-C7
LB/UBS Commercial Mortgage Trust, Series 2003-C3
Lehman Brothers LLI (SASCO 1997-LL1), Series 1997-LL1
Merrill Lynch Financial Assets, Series 2001-Canada 5
Merrill Lynch Financial Assets, Series 2002-Canada 7
Merrill Lynch Financial Assets, Series 2002-Canada 8
Merrill Lynch Financial Assets, Series 2003-Canada 10

Exhibit II
Berkadia Commercial Mortgage LLC
Transactions Associated with Special Servicing
Responsibilities
Merrill Lynch Financial Assets, Series 2003-Canada 11
Merrill Lynch Financial Assets, Series 2003-Canada 9
Merrill Lynch Mortgage Investor, Series 1998-C2
Merrill Lynch Mortgage Loans, Inc. Series 2000 Canada-3
Merrill Lynch Mortgage Loans, Series 1998-C1-CTL
Merrill Lynch Mortgage Loans, Series 2000-Canada 4
Merrill Lynch Mortgage Trust Commercial Mortgage, Series 2002 MW1
Mezzanine Cap Commercial Mortgage Trust 2005-C3
Morgan Stanley Capital I Inc., Series 2004-HQ3
Morgan Stanley Capital I, Series 1997-C1
Morgan Stanley Capital I, Series 1997-HFI
Morgan Stanley Capital I, Series 1998-HF2
Morgan Stanley Capital I, Series 1999-WF1
Morgan Stanley Capital I, Series 2002-HQ
Morgan Stanley Dean Witter Capital I Trust, Series 2002-IQ2
Morgan Stanley Dean Witter Capital I, Series 2000-Life2
Morgan Stanley Dean Witter Capital I, Series 2001-IQ
Morgan Stanley Dean Witter Capital I, Series 2001-Top1
Morgan Stanley Dean Witter Capital I, Series 2001-Top3
Morgan Stanley Dean Witter Capital I, Series 2001-Top5
Morgan Stanley Dean Witter Capital I, Series 2002-Top7
Mortgage Capital Access One, Series-1993
Mortgage Capital Funding, Series 1996-MC1
MSDW (Freehold Raceway Mall Trust), Series 2001 -FRM
NationsBank Mortgage Capital Corp, 1995-M2
Nations Link Funding Corp., Series 1996-1
Nomura Asset Securities Corp., 1996-MD V
Nomura Asset Securities Corp., 1997-D4
Oregon Commercial Mortgage (OSEC), Series 1995-1
Penn Mutual, Series 1996-PML
PNC Mortgage Acceptance Corp., Series 2000-C1
Public Facility Loan Trust, August 1988
Real Estate Asset Liquidity Trust, 2004-1
Real Estate Asset Liquidity Trust, 2006-1
Salomon Brothers Mortgage Securities VII, Series 1999-C1
Salomon Brothers Mortgage Securities VII, Series 2000-C1
Sovereign Commercial Mortgage Securities Trust 2007-C1
TW Hotel Funding Series 2005-LUX
U.S. Dept. of Agriculture Farmers Home Admin. Commercial Program Loan Trust 1987 A
U.S. Dept. of Education College and University Facility Loan Trust One
U.S. Dept. of Education College and University Facility Loan Trust Two
UBS Commercial Securities Trust 2007-FL1
U-Haul 1993-1
WP Carey Commercial Mortgage Trust, Series 2002-1